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CUSIP NO. 651578106
                              JOINT FILING STATEMENT               Exhibit 99.1


                     Each of the undersigned agrees that (i) the statement on
Schedule 13D relating to the Common Stock, par value $.01 per share, of Newmark Homes Corp. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


December 27, 1999                           TECHNICAL OLYMPIC USA, INC.



                                            By:   /s/ Constantinos Stengos
                                               -------------------------------
                                            Name: Constantinos  Stengos
                                            Title: President


                                            TECHNICAL OLYMPIC (UK) PLC



                                            By:   /s/ Constantinos Stengos
                                               -------------------------------
                                            Name: Constantinos Stengos
                                            Title: General Director


                                            TECHNICAL OLYMPIC S.A.



                                            By:   /s/ Constantinos Stengos
                                               -------------------------------
                                            Name: Constantinos Stengos
                                            Title: Managing Director




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